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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                _______________


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or  15(d) of

                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     November 30, 2000
                                                   -----------------------------

                            RAINMAKER SYSTEMS, INC.
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            (Exact name of registrant as specified in its charter)

         Delaware                        0-28009               33-0442860
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(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)        Identification No.)

          1800 Green Hills Road Scotts Valley, California         95066
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            (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code       (831) 430-3800
                                                      --------------------------

                                     None
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         (Former name or former address, if changed since last report)

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ITEM 5    OTHER EVENTS
          ------------

Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release issued by Rainmaker Systems, Inc. on November 30, 2000 relating to its Board of Directors authorizing a program to repurchase up to 2,000,000 shares.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS

          Exhibit No.                Description
          -----------                -----------

             99.1        Press Release issued November 30, 2000.

                                  SIGNATURES*

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   RAINMAKER SYSTEMS, INC.
                                            ------------------------------------
                                                         (Registrant)

      December 5, 2000                              /s/ Michael Silton
-----------------------------               ------------------------------------
            Date                                        (Signature)*

* Print name and title of the signing       By:       Michael Silton
  officer under his signature.              Title:    Chairman of the Board,
                                                      President and Chief
                                                      Executive Officer

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